(Exhibit 2)

                             PLAN OF REORGANIZATION

                                       AND

                                MERGER AGREEMENT

                                      AMONG

                               PACIFIC STATE BANK,
                              PACIFIC STATE BANCORP
                                       AND
                             PSB MERGER CORPORATION

                                   MARCH, 2002

See Appendix A to the Proxy Statement/Prospectus included in the Registration Statement.